9. Deferred Revenue and Advances	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Deferred Revenue Disclosure [Abstract]
Deferred Revenue and Advances

As of September 30, 2015 and December 31, 2014, the Company had deferred revenue and advances of $1,006,597 and $882,577, respectively, resulting from the collection of certain advances or minimum guarantees against future royalty payments or flat license fees from its customers. These amounts represent collections for which revenue recognition criteria have not been met.

As of December 31, 2014 and 2013, the Company had advances of $817,167 and $450,000, respectively.

As a result of the Merger, the Company assumed from A Squared an April 2013 agreement for an advance of $450,000 for the music rights of certain A Squared properties. During the second quarter of 2014, the Company executed an agreement with the same counterparty for another music advance of $250,000 covering the properties held by the Company prior to the Merger. Pursuant to ASC 928-430-25-1, the Company began recognizing revenue under these agreements on May 1, 2014.

During the third quarter of 2014, the Company executed another music advance agreement for $250,000. Pursuant to ASC 928-430-25-1, the Company began recognizing revenue under these agreements on August 1, 2014.

As of December 31, 2014 and 2013, the Company had deferred revenue of $65,410 and $35,264, respectively. Deferred revenue represents amounts collected from licensees and customers for which revenue recognition criteria have not been met.